Exhibit 10.41

LENDER-SURETY PRIORITY AGREEMENT

THIS LENDER-SURETY PRIORITY AGREEMENT (“Agreement”), dated June 4, 2012, is entered into by:

1.	WELLS FARGO BANK, N.A., a national banking association, as Administrative Agent (the “Agent”) for the lenders under the Lender Credit Agreement (as defined below), and

2.	ZURICH AMERICAN INSURANCE COMPANY and its Subsidiaries and Affiliates including, but not limited to FIDELITY AND DEPOSIT COMPANY OF MARYLAND, COLONIAL AMERICAN CASUALTY AND SURETY COMPANY, and AMERICAN GUARANTEE AND LIABILITY INSURANCE COMPANY, its successors and assigns (“Surety”).

Agent and Surety agree that all capitalized terms used in this Agreement but not defined herein shall have the meaning given such terms in the Equipment Utilization Agreement, dated June 4, 2012 (the “EUA”), which has been executed by Indemnitors and Agent.

WHEREAS Great Lakes Dredge & Dock Corporation (“Great Lakes”), Great Lakes Dredge & Dock Company, LLC, Lydon Dredging & Construction Company, Ltd., Fifty-Three Dredging Corporation, Dawson Marine Services Company, Great Lakes Dredge & Dock Environmental, Inc. (f/k/a Great Lakes Caribbean Dredging, Inc.), NASDI, LLC, NASDI Holdings Corporation, Yankee Environmental Services, LLC and Great Lakes Dredge & Dock (Bahamas) Ltd.(collectively, the “Indemnitors”) may provide Agent a mortgage on certain equipment of Indemnitors (the “Collateral Equipment”) and a right to attach and perfect a security interest in the Collateral Equipment, in connection with that certain Credit Agreement, dated as of June 4, 2012, among Great Lakes, certain subsidiaries of Great Lakes party thereto, as Credit Parties, Agent and the other lenders party thereto from time to time (as amended, restated, supplemented, refinanced or replaced from time to time, the “Lender Credit Agreement”); and

WHEREAS Indemnitors have provided Surety with a security interest in the Collateral Equipment (among other interests, rights and remedies) pursuant to the terms of, and as defined in, the General Agreement of Indemnity, dated September 7, 2011 (the “GIA”); and

WHEREAS Agent and Indemnitors have provided Surety a priority right to access and use the Collateral Equipment pursuant to the terms of the EUA; and

WHEREAS Agent desires for Surety to agree with Agent in advance on the priority of their respective mortgages, security interests and liens with respect to the Collateral Equipment in the event such mortgages security interests and liens are created or perfected; and

WHEREAS Surety is willing to agree to the priority of Surety’s and Agent’s respective mortgages, security interests and liens with respect to the Collateral Equipment, in exchange for Surety’s being granted a second mortgage on the Collateral Equipment.

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NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, Agent and Surety agree as follows:

1. Collateral Equipment: The Collateral Equipment to which this Agreement applies is defined as the equipment listed on Exhibit A SCHEDULE OF COLLATERAL EQUIPMENT which is attached to this Agreement and incorporated herein by reference, as may be modified as provided herein. This Agreement does not apply to any other machinery, plant, equipment or other property of Indemnitors.

2. Surety Mortgage: Surety agrees that it will not perfect or file mortgages with respect to any of the Collateral Equipment, unless and until it shall have first provided Agent with 60 days written notice.

3. Priorities: Agent and Surety acknowledge and agree that the other may perfect a security interest in the Collateral Equipment. With respect to Agent’s and Surety’s mortgages, security interests and liens in the Collateral Equipment, Agent and Surety agree that as between Agent and Surety, Agent’s mortgage, security interests and liens in the Collateral Equipment shall be senior and prior in right to Surety’s mortgages, security interests and liens in the Collateral Equipment, and Surety’s mortgages, security interests and liens shall be junior to Agent’s mortgages, security interests and liens, notwithstanding the order, manner or timing of attachment or perfection of any such mortgages, security interests or liens or the validity, enforceability, perfection or unavoidability thereof or any failure by Agent or the Surety to take any action to attach or perfect such security interests or liens.

4. No Challenge: Agent and Surety agree not to institute or join in any legal action challenging the validity, enforceability, perfection or unavoidability of their respective mortgages, security interests or liens with respect to the Collateral Equipment.

5. Right to Enforce and Transfer; Release: Agent and Surety agree that the other party may take action to enforce that party’s rights and interest in the Collateral Equipment, including any rights which may result in the transfer of such Collateral Equipment to third parties, provided that a) the enforcing party provides prior written notice to the other party of the enforcing party’s foreclosure or similar disposition of any such Collateral Equipment; b) any such exercise and enforcement or other disposition by Agent of any Collateral Equipment shall be subject to and shall not interfere with Surety’s continuing rights and interests and priority access and use under and pursuant to the terms of the EUA. In the event of any transfer of such Collateral Equipment to third parties by the Agent in connection with an enforcement by the Agent or in connection with a consensual disposition and, in any such event pursuant to which the Agent shall release its mortgages, security interests or liens with respect to such Collateral Equipment, Surety shall promptly release its mortgages, security interests and liens on such Collateral Equipment, provided that Surety’s mortgages, security interests and liens shall remain on the proceeds of such Collateral Equipment, subject to the relative priorities set forth in section 3 above. Surety hereby authorizes Agent to effect such lien releases on behalf of Surety and to execute and deliver all instruments to effect such release of Surety’s mortgages, security interests and liens (which authorization being coupled with an interest, is irrevocable).

6. Modification of Exhibit A. Exhibit A may be modified by a Rider to this Agreement upon written notice by Agent to Surety at any time.

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7. Collateral Proceeds: If any Collateral proceeds (including, without limitation, insurance proceeds or distributions pursuant to any plan of reorganization or other insolvency proceeding with respect to any Indemnitor) are received by Surety with respect to the Collateral Equipment, Surety shall receive and hold such proceeds on behalf of the other party and shall promptly pay or transfer such proceeds to the other party, with any necessary endorsements. To the extent that there are any excess proceeds from the Collateral Equipment which may be held by Agent following satisfaction in full of the Indemnitor’s obligations to Agent and the lenders party to the Lender Credit Agreement and the termination of the commitments under the Lender Credit Agreement, Agent shall promptly pay or transfer such proceeds to Surety, with any necessary endorsements.

8. No Prohibition: Neither Agent nor Surety shall enter into any agreement with any Indemnitor prohibiting such Indemnitor from granting mortgages on, security interests in, or liens on, any Collateral Equipment to secure the obligations of such Indemnitor either to Agent and the lenders in connection with the Lender Credit Agreement or to Surety in connection with the GIA or the EUA.

9. No Impact on Rights and Remedies other than to the Collateral Equipment: Notwithstanding the respective priorities of security interests and liens above, nothing in this Agreement is intended to or does waive, release, limit, condition or otherwise affect the Surety’s rights and remedies under the EUA and/or the GIA, at law or in equity, other than as stated in this Agreement with respect to the Collateral Equipment, or Agent’s or any lender’s rights and remedies under and with respect to the Lender Credit Agreement with respect to the Collateral Equipment.

10. No impact on Surety’s priority use of the Collateral Equipment: Notwithstanding the respective priorities of security interests and liens above, nothing in this Agreement is intended to waive, release, limit, condition or otherwise affect the Surety’s priority access and use of the Collateral Equipment to perform Surety’s Bonded Obligations, in accordance with the EUA.

11.	Notice: All Notices or requests under this Agreement shall be sent as follows:

Zurich American Insurance Company

Attn: Vice President, Surety Underwriting

600 Red Brook Blvd., 4th Floor

Owings Mills, MD 21117

with a copy to thomas.littlefield@zurichna.com

Wells Fargo Bank, National Association

Attn: Sushim Shah, Vice President – Global Banking

1000 Louisiana Street, Suite 400

Houston, TX 77002-5027

Email: Sushim.Shah@wellsfargo.com

12. This Agreement shall inure to the benefit of and be binding on the parties executing this Agreement, the parties acknowledging this Agreement, and their successors and assigns, including, without limitation, following the commencement of any bankruptcy or other insolvency proceeding with respect to any Indemnitor or any Collateral Equipment

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13. This Agreement may not be amended or altered in any way except in writing executed by the parties to this Agreement.

14. This Agreement may be executed in any number of counterparts with separate signature pages, all of which taken together shall constitute the Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of any executed signature page to this Agreement by telecopier or pdf attachment to an email shall be equally effective as delivery of a manually executed original.

15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws principles.

SIGNATURE PAGES TO FOLLOW

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Signed and sealed this 4th day of June, 2012

Each of the undersigned hereby affirms to the Surety that he or she is a secretary or a duly authorized officer, manager, trustee or official of the business entity for which he or she executes the foregoing Agreement. In such capacity the undersigned is familiar with all of the documents which establish the rights which govern the affairs, power and authority of such entity including, to the extent applicable, the (1) certificate or articles of incorporation, (2) bylaws, (3) corporate resolutions, (4) trust agreements and (5) partnership, and operating or limited liability agreements of such business entity. Having reviewed all such applicable documents and instruments and such other facts as deemed appropriate, the undersigned hereby affirms that such entity has the power and authority to enter into such Agreement and that he or she is duly authorized to do so.

AGENT
ATTEST OR WITNESS:	WELLS FARGO BANK, N.A.

/s/ Alice Libis	/s/ Sushim Shah

Name and Title	Sushim Shah, Vice President
Alice Libis, AVP

SURETY
ATTEST OR WITNESS:	Zurich American Insurance Company

/s/ Mary Cacioppo	/s/ Patrick A. Hannigan

Name and Title	Patrick A. Hannigan, Senior Regional Vice President
Senior Underwriter Assistant

Lender-Surety Agreement acknowledged by:

INDEMNITOR
ATTEST OR WITNESS:	GREAT LAKES DREDGE & DOCK CORPORATION

/s/ Kathleen M. LaVoy	/s/ Bruce J. Biemeck(SEAL)

Name and Title	Bruce J. Biemeck, President and Chief Financial Officer
Chief Legal Officer

(Signatures continued next page)

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INDEMNITOR
ATTEST OR WITNESS:	GREAT LAKES DREDGE & DOCK COMPANY, LLC

/s/ Kathleen M. LaVoy	/s/ Bruce J. Biemeck(SEAL)

Name and Title	Bruce J. Biemeck, President and Chief Financial Officer
Chief Legal Officer

INDEMNITOR
ATTEST OR WITNESS:	LYDON DREDGING & CONSTRUCTION COMPANY, LTD.

/s/ Kathleen M. LaVoy	/s/ Bruce J. Biemeck(SEAL)

Name and Title Chief Legal Officer	Bruce J. Biemeck, Executive Vice President and Chief Operating Officer

INDEMNITOR
ATTEST OR WITNESS:	FIFTY-THREE DREDGING CORPORATION

/s/ Kathleen M. LaVoy	/s/ Paul E. Dinquel(SEAL)

Name and Title	Paul E. Dinquel, Vice President
Chief Legal Officer

INDEMNITOR
ATTEST OR WITNESS:	DAWSON MARINE SERVICES COMPANY

/s/ Kathleen M. LaVoy	/s/ Catherine Hoffman(SEAL)

Name and Title	Catherine Hoffman, President
Chief Legal Officer

(Signatures continued next page)

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INDEMNITOR
ATTEST OR WITNESS:	GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC. (f/k/a Great Lakes Caribbean Dredging, Inc.)

/s/ Kathleen M. LaVoy	/s/ Bruce J. Biemeck(SEAL)

Name and Title Chief Legal Officer	Bruce J. Biemeck, Senior Vice President and Chief Financial Officer

INDEMNITOR
ATTEST OR WITNESS:	NASDI, LLC

/s/ Kathleen M. LaVoy	/s/ Bruce J. Biemeck(SEAL)

Name and Title	Bruce J. Biemeck, Vice President
Chief Legal Officer

INDEMNITOR
ATTEST OR WITNESS:	NASDI HOLDINGS CORPORATION

/s/ Kathleen M. LaVoy	/s/ Bruce J. Biemeck(SEAL)

Name and Title Chief Legal Officer	Bruce J. Biemeck, Vice President and Chief Financial Officer

INDEMNITOR
ATTEST OR WITNESS:	YANKEE ENVIRONMENTAL SERVICES, LLC

/s/ Kathleen M. LaVoy	/s/ Bruce J. Biemeck(SEAL)

Name and Title Chief Legal Officer	Bruce J. Biemeck, Vice President and Chief Financial Officer

(Signatures continued next page)

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INDEMNITOR
ATTEST OR WITNESS:	GREAT LAKES DREDGE & DOCK (BAHAMAS) LTD.

/s/ Kathleen M. LaVoy	/s/ Bruce J. Biemeck(SEAL)
Name and Title	Bruce J. Biemeck, Vice President
Chief Legal Officer

(Exhibit follows)

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EXHIBIT A

SCHEDULE OF COLLATERAL EQUIPMENT

NAME OF VESSEL	OFFICIAL NUMBER
JESSIE	273722
ALASKA	283416
G.L. 51	288765
PONTCHARTRAIN	290028
CALIFORNIA	292779
BUSTER	504442
FLORIDA	506446
G.L. 141	538934
CAROLINA	552707
GL-54	560225
NO. 53	566581
ILLINOIS	580274
JACK	605280
DODGE ISLAND	625348
TEXAS	627368
PADRE ISLAND	639291
OHIO	644880
G.L. 184	652202
UNLOADER NO. 2	667652
APACHE	668642
KEY WEST	684596
G.L. 55	1101368
G.L. 142	1139322
GL-66	1151814
MANHATTAN ISLAND	2694 (RMI Flag)
SUGAR ISLAND	2695 (RMI Flag)
NOON ISLAND	3097 (RMI Flag)
REEM ISLAND	3098 (RMI Flag)

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